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                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY


                               SECOND AMENDMENT TO
                    INTERCREDITOR AND SUBORDINATION AGREEMENT


                  This Second Amendment to Intercreditor and Subordination Agreement (this "Amendment") is dated as of February 17, 2000 by and among ECT Merchant Investments Corp., a Delaware corporation ("ECT Merchant"), Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership ("JEDI-II," and, together with ECT Merchant, the "Subordinated Lender"), and JEDI-II, as agent for the Subordinated Lender (in such capacity, the "Subordinated Agent"), and Bank of Montreal, as agent (in such capacity, and together with any successor in such capacity, the "Senior Agent") for each of the lenders that is a signatory to, or which becomes a signatory to, the Senior Credit Agreement (as defined below) and/or the Restated Senior Credit Agreement (as defined below) (collectively, the "Senior Lender"), for the benefit of the Senior Agent and the Senior Lender.

                                    RECITALS

                  A. Brigham Oil & Gas, L.P., a Delaware limited partnership (the "Borrower"), the Senior Agent and the Senior Lender previously entered into that certain Credit Agreement dated as of January 26, 1998, as amended by First Amendment to Credit Agreement dated August 20, 1998, Second Amendment to Credit Agreement dated as of March 26, 1999, Third Amendment to Credit Agreement dated as of July 19, 1999 and Fourth Amendment to Credit Agreement dated as of October 7, 1999 (as so amended, the "Senior Credit Agreement"), pursuant to which the Senior Lender agreed to make certain loans and extensions of credit to the Borrower.

                  B. On even date herewith, Borrower, Senior Agent, and Bank of Montreal, Societe Generale, Southwest Agency ("Soc-Gen") and Shell Capital Inc. ("SCI"), each a Senior Lender are executing that certain Amended and Restated Credit Agreement (such agreement as may from time to time be amended or modified, called the "Restated Senior Credit Agreement"), which amends and restates the Senior Credit Agreement in its entirety.

                  C. Brigham Exploration Company, a Delaware corporation (the "Parent") has executed an Indenture dated August 20, 1998, with Chase Bank of Texas, National Association, Trustee, as amended by First Amendment to Indenture dated March 26, 1999 and by Second Amendment to Indenture dated as of February 17, 2000 (as so amended, the "Indenture"), pursuant to which the Parent has issued its Senior Subordinated Secured Notes due 2003, in the aggregate principal amount of $50,000,000 (the "Subordinated Notes").

                  D. JEDI-II and ECT Merchant, as the Subordinated Lender, own 100% of the Subordinated Notes currently outstanding under the Indenture.


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                  E. The Parent owns indirectly 100% of the general and limited partnership interests in the Borrower, and the Parent and Borrower are members of the same consolidated group of companies and are engaged in related businesses, and the Parent has derived and will derive direct and indirect economic benefit from the Restated Senior Credit Agreement.

                  F. Pursuant to the terms and conditions stated in the Indenture, the Senior Credit Agreement and the Restated Senior Credit Agreement, the Subordinated Lender, the Subordinated Agent, the Senior Agent, the Borrower, the Parent and certain of the Parent's Subsidiaries entered into the Intercreditor and Subordination Agreement (the "Subordination Agreement") dated as of August 20, 1998.

                  G. The Subordinated Lender, the Subordinated Agent and the Senior Agent now desire to amend certain provisions of the Subordination Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Subordinated Lender, the Subordinated Agent and the Senior Agent hereby agree that the Subordination Agreement shall be amended as follows:

Section 1. Certain Definitions. As used in this Amendment, the terms "Senior Agent", "Amendment", "Subordinated Agent", "Borrower", "SCI", "Soc-Gen", "Subordination Agreement", "Senior Credit Agreement", "Restated Senior Credit Agreement", "Parent", "Senior Lender," "Subordinated Notes", "ECT Merchant", "JEDI-II", and "Subordinated Lender" shall have the meanings indicated above; and unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Subordination Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

                  Section 2. Amendments to Subordination Agreement.

                  2.1 Section 1.2 of the Subordination Agreement is amended hereby:

                      (i) by inserting the following definitions where alphabetically appropriate:

                           "Affiliate" of any Person shall mean (i) any Person
                      directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause
                      (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or


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                      indirectly 20% or more of the securities having
                      ordinary voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

                           "Term ORRI" shall heave the meaning attributed to
                      such term under the Indenture.

                           "Term ORRI Conveyance" shall have the meaning
                      attributed to such term under the Indenture.

                      (ii) by deleting the definition of the term "Hedging
                           Agreement" in its entirety and substituting the following therefor:

                           "Hedging Agreement" shall mean any commodity,
                      interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction in existence as of the date hereof or hereafter arising between (i) Borrower and Bank of Montreal and its successors or assigns (a "BMO Hedge Party") and Soc-Gen and its successors or assigns (a "Soc-Gen Hedge Party") entered into while such BMO Hedge Party or such Soc-Gen Hedge Party is a Lender; and (ii) Borrower and SCI and its successors or assigns (with Loans or Commitments of $20 million or more) or any Affiliate of SCI (SCI and any Affiliate of SCI a "SCI Hedge Party") entered into while such SCI Hedge Party or Fathom Energy Capital I, L.L.C, is a Lender.

                      (iii) by deleting the reference "Hedging Agreement" in the definition of "Senior Indebtedness" and substituting therefor the reference "Hedging Agreements."

                      (iv) by amending the Recital H of the Subordination
                            Agreement by inserting the words "as any of such documents or instruments may be amended, supplemented or replaced from time to time" after the words "attached hereto" in the last line thereof.

                  2.2 Section 2.6(a)(i) of the Subordination Agreement is amended by inserting, after the phrase "modify the interest payment schedule" the additional phrase: "so as to require earlier payments of interest".


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                  2.3 Section 2.6 of the Subordination Agreement is amended by inserting the following phrase at the beginning of subsections (b) and (d):

                  "Subject to the Term ORRI Conveyances,"

                  2.4 The following new Section 2.9 to the Subordination Agreement is inserted after Section 2.8:

                  "Section 2.9. Notwithstanding anything in this Agreement or any other Senior Loan Document to the contrary, (a) no Term ORRI Conveyance shall be considered a Subordinated Loan Document for the purposes of this Agreement, (b) no obligations or liabilities under any Term ORRI Conveyance shall be Subordinated Indebtedness, and (c) reductions of the Subordinated Indebtedness pursuant to the terms of the Term ORRI Conveyances shall not be prohibited under the terms of this Agreement and any other Senior Indebtedness Document. Upon any payment or distribution of property or securities to the creditors of the Parent, BOG, or any other grantor under any Term ORRI Conveyance in a liquidation, dissolution, insolvency or reorganization of such person or property or in an assignment for the benefit of creditors or any marshaling of its assets and liabilities, the grantee under any Term ORRI Conveyance shall be entitled to receive payment in full of all amounts not paid when due pursuant to Section 4.2 of the Term ORRI Conveyances without any limitation under this Agreement or any Senior Loan Document. In the event the Senior Agent or any Senior Lender shall receive any amounts owed to the grantee under any Term ORRI Conveyance (but only such amounts owed pursuant to such Term ORRI Conveyance), the Senior Agent or such Senior Lender will hold any amount so received in trust for such grantee and will forthwith turn over such payment to grantee in the form received by it (together with any necessary endorsement)."

                  2.5 Section 3.3(d) of the Subordination Agreement is amended to hereafter read in its entirety as follows:

                  "(c) not amend, supplement or otherwise modify the terms of the Subordinated Indebtedness (including, without limitation, the Subordinated Loan Documents) without the express written consent of the Senior Agent, which consent will not be unreasonably withheld, which has the effect of (i) increasing the principal amount of the Subordinated Indebtedness, provided that the foregoing shall not affect the Parent's right to make payment in kind of accrued interest or the Subordinated Lender's ability to accept payment in kind as provided in the Subordinated Loan Documents, thereby increasing the principal amount of the Subordinated Indebtedness, (ii) increasing the rate of interest or any fees charged on the Subordinated Indebtedness (provided that the foregoing shall not prohibit any fees or changes in the rate of interest contemplated by the terms of the


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                  Securities Purchase Agreement), (iii) amending or modifying the terms of the Term ORRI Conveyance or (iv) amending or modifying the terms of the Indenture which relate to the Term ORRI."

                  2.6 All references to the "Senior Credit Agreement" in the Subordination Agreement shall henceforth refer to the Restated Senior Credit Agreement as defined in this Amendment, as such Restated Senior Credit Agreement is from time to time further amended, supplemented or restated.

                  Section 3. Representations and Warranties. The Subordinated Lender and the Subordinated Agent hereby reaffirm that as of the effective date of this Amendment, the representations and warranties made by the Subordinated Lender and the Subordinated Agent in Article III of the Subordination Agreement will be true and correct as though made on and as of the effective date of this Amendment. The Senior Agent hereby reaffirms that as of the effective date of this Amendment, the representations and warranties made by the Senior Agent in
Article III of the Subordination Agreement will be true and correct as though made on and as of the effective date of this Amendment.

                  Section 4. Consents.

                  (a) Notwithstanding any provisions of Section 2.6 of the Subordination Agreement, the Subordinated Lender and the Subordinated Agent of their own free will hereby consent in all respects to and acknowledge the Senior Credit Agreement, as amended as provided in Recital A above (a copy of which is attached hereto as Schedule I), and the Restated Senior Credit Agreement, as restated and amended as provided in Recital B above (a copy of which is attached hereto as Schedule II) and to the transactions contemplated thereby and confirm that they remain bound by the subordination provisions of Article II of the Subordination Agreement. The Senior Lenders and the Senior Agent hereby consent to the amendment of the Indenture pursuant to the Second Amendment to Indenture and to the transactions contemplated therein, including the execution of the Term ORRI Conveyances.

                  (b) The Senior Agent and the Senior Lender covenant and agree not to contest or dispute, whether in any proceeding or otherwise, the validity, enforceability, attachment, priority or perfected status of (i) any Lien granted in favor of the Subordinate Agent or any Subordinate Lender or (ii) any Term ORRI Conveyance or, with respect to the Term ORRI Conveyance, take any steps or actions, including the institution of any proceedings, to enjoin or restrain the grantee under any Term ORRI Conveyance from the exercise of the remedies afforded them under any Term ORRI Conveyance.

                  Section 5. Ratification. The Subordinated Lender, the Subordinated Agent and the Senior Agent hereby expressly ratify and affirm their respective obligations under the Subordination Agreement (as amended hereby) and agree that the Subordination Agreement remains in full force and effect.


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                  Section 6. Descriptive Headings, etc. The headings,
descriptive or otherwise, of this Amendment and the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

                           [SIGNATURES ON NEXT PAGE.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered and effective as of the date first above written.

                                       SENIOR AGENT:

                                       BANK OF MONTREAL



                                       By:
                                            ---------------------------------
                                       Name:  Thomas McGraw
                                       Title:    Director

                                       SUBORDINATED LENDER:

                                       ECT MERCHANT INVESTMENTS CORP.


                                       By:
                                            ---------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       JOINT ENERGY DEVELOPMENT INVESTMENTS II
                                       LIMITED PARTNERSHIP

                                       By: Enron Capital Management II Limited
                                       Partnership, its General Partner

                                       By: Enron Capital II Corp., its General
                                       Partner

                                       By:
                                            ---------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


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                                       SUBORDINATED AGENT:

                                       JOINT ENERGY DEVELOPMENT INVESTMENTS II
                                       LIMITED PARTNERSHIP, as a Subordinated
                                       Lender and Subordinated Agent

                                       By: Enron Capital Management II Limited
                                       Partnership, its General Partner

                                       By: Enron Capital II Corp., its General
                                       Partner

                                       By:
                                            ---------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


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ACKNOWLEDGED AND CONSENTED TO:

Brigham Exploration Company

By:
    ---------------------------
         Karen E. Lynch
         Vice President

Brigham Oil & Gas, L.P.

By:      Brigham, Inc., its
         General Partner

By:
    ---------------------------
         Karen E. Lynch
         Vice President

Brigham, Inc.

By:
    ---------------------------
         Karen E. Lynch
         Vice President

Brigham Holdings I, LLC,
a Nevada limited liability company

By:
    ---------------------------
Name:
      -------------------------
Title:
      -------------------------

Brigham Holdings II LLC,
a Nevada limited liability company

By:
    ---------------------------
Name:
      -------------------------
Title:
      -------------------------


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